MANAGEMENT SERVICES AGREEMENT

     THIS MANAGEMENT  SERVICES  AGREEMENT  ("Agreement") is made this 1st day of
January,   2002  by  and  between   INDIGINET,   INC.,  a  Florida   corporation
("Indiginet") and FOX TELECOMMUNICATIONS, INC., a Colorado corporation ("FTI").

                                    RECITALS

     A. Indiginet and FTI have entered into a Stock Purchase Agreement dated January 1, 2002 ("Stock Purchase Agreement") whereby Indiginet will acquire all of the issued and outstanding shares of no par value common stock of FTI;

     B. FTI desires that Indiginet provide management services to FTI until the Closing of the Stock Purchase Agreement;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

1.   Management Committee.

     1.1 Indiginet agrees to, and hereby does, appoint and designate Clinton J. Wilson and Dan Hartman and FTI agrees to, and hereby does, appoint and designate Anthony L. Fox as a management committee ("Management Committee"), which shall authorize all material actions required of Indiginet pursuant to this Agreement.

     1.2 Three members of the Management Committee shall constitute a quorum. The affirmative vote of a majority of the members present shall be required to take action.

     1.3 The Management Committee may also delegate authority to individual members of the Management Committee to take actions required of FTI pursuant to this Agreement, subject to such guidelines, limitations and review requirements as the Management Committee shall deem appropriate.

2.   Duties and Responsibilities of Indiginet.

     2.1 Except as may be provided for elsewhere in this Agreement, Indiginet's duties and obligations under this Agreement shall include, but not be limited to, management services that relate to FTI and the following operations conducted by FTI:

          2.1.1The provision of management services for FTI; provided,  however,
               Indiginet shall not be responsible for accounting and administrative services, including, without limitation, maintaining proper books and records for the operation of FTI which shall be provided by FTI, and subject to review and approval by the Management Committee. In addition, FTI agrees to keep its books on an accrual accounting basis during the Term of this Agreement.

          2.1.2Except as set forth in section 7 of this Agreement, the compliance with, and performance of all covenants, obligations and limitations imposed by law, or by any contract, agreement or instrument to which FTI shall be subject with respect to the operation of FTI during the term hereof.

          2.1.3The hiring and supervision of all independent  contractors as may be necessary and prudent for the efficient day-to-day operation of FTI and the purchasing of all products, goods or services necessary and prudent for the efficient day-to-day operation of FTI; provided, however, that nothing in this section or any other section of this Agreement shall preclude Indiginet or an affiliate from providing to FTI any such products, goods or services on commercially reasonable terms, subject, in any case, to the approval of Indiginet's Board of Directors.

          2.1.4Marketing plan and operational plans for FTI related to FTI, which the Management Committee may approve or disapprove in its sole discretion. Upon approval of such marketing plan and operational plan by the Management Committee, Indiginet may cause FTI to disburse funds for payment of expenses pursuant to such plans. Indiginet shall not cause FTI to make any disbursements for marketing expenses, however, until and unless the Management Committee has approved the plans.

          2.1.5Monthly   operating  budget  planning  for  FTI  related  to  FTI
               ("Budget") which includes anticipated expenses. The Management Committee may approve or disapprove the Budget in its sole discretion. Indiginet may cause FTI to disburse funds for payment of the operating expenses (i) as provided in the Budget, and (ii) as approved by FTI and the Management Committee and supported by invoice and other documentation as may be requested by FTI.

          2.1.6Such  other  duties  as  may  be  reasonably   requested  by  the
               Management Committee or FTI related to FTI.

3. Term. The term of this Agreement shall commence as of the date first written above and shall continue for a period of twelve (12) months, unless earlier terminated as herein provided ("Term").

4. Termination. This Agreement shall terminate: (i) in the event that there is a material breach or default by Indiginet under any of the terms of this Agreement; (ii) upon consummation of the Stock Purchase Agreement; (iii) upon termination of the Stock Purchase Agreement, or (iv) upon thirty (30) days written notice by Indiginet.

5. Effect of Termination. In the event that this Agreement is terminated for any other reason other than the consummation of the Stock Purchase Agreement, Indiginet shall be entitled to retain all revenues received and accounts receivable generated during the Term of this Agreement; provided, however, that Indiginet shall be responsible for any expenses associated with the revenues and accounts receivable retained.

6. Indemnification. Each party shall indemnify and hold the other, its employees, agents, officers, directors, affiliates and assigns harmless from and on account of any and all loss or damage, including reasonable attorneys' fees, sustained or incurred as a consequence of a party's fraud or gross negligence in the performance of its obligations under this Agreement; provided, that, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE WHATSOEVER, INCLUDING
     LOST PROFITS OR REVENUES, REGARDLESS OF THE FORESEEABILITY THEREOF, OCCASIONED BY THE PARTY'S FAILURE TO PERFORM ITS OBLIGATIONS HEREUNDER.

7. Relationships of Parties. The parties agree that Indiginet will act as an independent contractor in the performance of its duties under this Agreement. Accordingly, Indiginet shall be responsible for payment of all taxes, including, but not limited to, federal, state and local taxes, social security tax, unemployment insurance taxes or business license fees incurred by Indiginet in connection with Indiginet's activities in accordance with this Agreement, and for all benefits and compensation of Indiginet's employees. FTI shall not be held liable, and Indiginet shall indemnify FTI, for any and all assessments or claims by taxing authorities or employees of Indiginet for monies contemplated by this section.


8. Confidential Information. Each party agrees that any information received by the other party or any of their directors, officers or employees during any furtherance of each parties' obligations in accordance with this Agreement, which concerns the personal, financial, or other affairs of the other party will be treated by each party in full confidence and will not be disclosed to any other persons, firms, or organizations, without the express written consent of the disclosing party. Each party shall take reasonable steps necessary, and all steps reasonable requested by the disclosing party, to insure that all such confidential and secret information is kept secret and confidential for the sole use and benefit of the disclosing party. Each party shall take effective precautions, contractual and otherwise, reasonably calculated to prevent unauthorized disclosure or misuse of such information. The provisions of this Section shall remain in full force and effect beyond the Term of this Agreement.

9. Subsequent Agreements. No subsequent agreement between FTI and Indiginet shall be effective or binding unless it is made in writing and signed by both of the parties hereto.

10. Final Agreement. This Agreement sets forth the entire understanding of the parties and supersedes any and all prior agreements, arrangements or understandings related to the subject matter described herein, and no representation, promise, inducement or statement of intention has been made by either party which is not embodied herein.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the day and year first above written.

INDIGINET, INC.                                     FOX TELECOMMUNICATIONS, INC.


By __________________________________          By ______________________________
   Clinton J. Wilson, President                   Anthony L. Fox, President